UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SERVICE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

September 24, 2003

We cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”). The Annual Meeting will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 28, 2003, at 3:00 p.m., Eastern Standard Time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as representatives of our independent auditor will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting has been called to consider the following proposals:

1.	To elect five Directors of the Company for a three-year term.

2.	To amend the Articles of Organization of the Company in order to revise provisions regarding the indemnification of Directors, Officers, non-officer employees and agents of the Company to reflect current federal and Massachusetts law and accepted corporate practice.

3.	To amend and restate the Company’s 1999 Stock Option Plan.

4.	To ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2004.

5.	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

The Board of Directors of the Company unanimously recommends that stockholders vote “FOR” approval and adoption of proposals One, Two, Three and Four.

On behalf of the management and Directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

Sincerely,

Pamela J. Montpelier

President and Chief Executive Officer

REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

NOTICE OF

2003 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 28, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”) will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 28, 2003, at 3:00 p.m., Eastern Standard Time, for the following purposes:

1.	To elect five Directors of the Company for a three-year term;

2.	To amend the Articles of Organization of the Company in order to revise provisions regarding the indemnification of Directors, Officers, non-officer employees and agents of the Company to reflect current federal and Massachusetts law and accepted corporate practice;

3.	To amend and restate the Company’s 1999 Stock Option Plan;

4.	To ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2004; and

5.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on September 9, 2003, as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 24, 2003

Whether or not you plan to attend the annual meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the annual meeting and desire to withdraw your proxy and vote in person, you may do so.

If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with these forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote these shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.

If you receive multiple PROXIES or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been “householded” to cut down on duplication. If you want more copies of the Proxy Statement or Annual Report, please call Dana S. Philbrook, Chief Financial Officer, Service Bancorp, Inc., 81 Main Street, Medway, Massachusetts 02053, (508) 533-4343.

PROXY STATEMENT

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

2003 ANNUAL MEETING OF STOCKHOLDERS

October 28, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Service Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 28, 2003, at 3:00 p.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 24, 2003.

VOTING, REVOCATION AND SOLICITATION OF PROXIES

1.    The Company

The Company is a bank holding company principally conducting business through Strata Bank, a Massachusetts chartered savings bank (the “Bank”). Fifty-five percent of the voting stock of the Company is owned by Service Bancorp, MHC, a Massachusetts chartered mutual holding company (the “Mutual Holding Company”). The Mutual Holding Company was formed in August of 1997 as part of the Bank’s conversion from mutual to stock form.

2.    Annual Meeting

The Annual Meeting has been called for the following purposes:

i.	To elect five Directors of the Company for a three-year term.

ii.	To amend the Articles of Organization (the “Charter”) of the Company in order to revise provisions regarding the indemnification of Directors, Officers, non-officer employees and agents of the Company to reflect current federal and Massachusetts law and accepted corporate practice.

iii.	To amend and restate the Company’s 1999 Stock Option Plan.

iv.	To ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2004.

v.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

3.    Mailing and Record Date

The Company began mailing this Proxy Statement and enclosed proxy card on or about September 24, 2003, to all stockholders entitled to vote at the Annual Meeting. The Board of Directors of the Company fixed the close of business on September 9, 2003, as the “Record Date.” Only the holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as of the close of business on the Record Date are entitled to one vote for each share then held. As of the Record Date, the Company had 1,647,284 shares of Common Stock issued and outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

4.    Proxies, Voting and Revocation

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Clerk of Service Bancorp, Inc., 81 Main Street, Medway, Massachusetts 02053. Any stockholder who previously returned a proxy may also revoke such proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy (without notifying the Clerk of an intent to do so).

A quorum being present, a plurality of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director. In addition, a quorum being present, the affirmative vote of a majority of the votes cast is required for approval of the proposals: (i) to amend the Charter in order to revise Director, Officer, non-officer employee and agent indemnification provisions; (ii) to amend and restate the 1999 Stock Option Plan; and (iii) to ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2004. Each share of Common Stock entitles the holder to one vote.

In accordance with applicable state law, abstentions, votes withheld for Director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and therefore will have no effect on the outcome of Proposals One, Two, Three or Four.

5.    Solicitation and Other Expenses

The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, Officers and certain employees of the Company, and by personal interview or telephone. Such Directors, Officers, and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company Common Stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company’s Common Stock beneficially owned as of September 3, 2003, by beneficial owners of more than 5% of the Common Stock, and by the Directors, Director nominees and the Executive Officers of the Company.

Name and Address of Beneficial Owners(1)	Amount of Shares Owned and Nature of Beneficial Ownership(2)		Percent of Shares of Common Stock Outstanding
Beneficial Owners of more than 5% of Common Stock
Service Bancorp, MHC 81 Main Street Medway, MA 02053	907,694		55.10	%(3)

Kenneth R. Lehman and Joan Abercrombie Lehman 1408 N. Abington Street Arlington, VA 22207	126,331		7.67%

Directors, Nominees and Executive Officers
Paul T. Carey	3,975	(4)	0.24%
Joyce M. Danielson	2,000	(5)	0.12%
Amy M. Eldredge	2,182	(6)	0.13%
Richard Giusti	7,525	(7)	0.46%
Dr. John Hasenjaeger	3,400	(8)	0.21%
Thomas R. Howie	2,300	(8)	0.14%
Kenneth C.A. Isaacs	13,525	(7)	0.82%
Paul V. Kenney	1,800	(8)	0.11%
Eugene R. Liscombe	2,300	(8)	0.14%
Robert A. Matson	4,100	(7)	0.25%
Pamela J. Montpelier	18,097	(9)	1.09%
James W. Murphy	6,100	(8)	0.37%
Lawrence E. Novick	13,525	(7)	0.82%
Dana S. Philbrook	2,300	(10)	0.14%
Michael J. Sheehan	0		0.00%
Eugene G. Stone	26,731	(11)	1.61%
Kelly A. Verdolino	13,675	(7)	0.83%

All Directors and Executive Officers as a Group (16 persons)	123,535		7.36%

(1)	The business address of all Directors, nominees for Directors and Executive Officers is 81 Main Street, Medway, Massachusetts 02053. Certain of the Company’s Executive Officers and Directors are also Executive Officers and Trustees of Service Bancorp, MHC.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other forms of indirect ownership.
(3)	The Board of Trustees of the Mutual Holding Company direct the voting of the shares of the Company’s Common Stock held by the Mutual Company.
(4)	Includes 2,500 shares granted under the 1999 Recognition and Retention Plan (the “Recognition Plan”), which are subject to future vesting but as to which voting may currently be directed. Also includes 600 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $7.50 per share, 300 shares at $13.70 per share and 200 shares at $15.05 per share. 375 shares are held through the Bank’s Employee Stock Ownership Plan (“ESOP”).
(5)	Includes 1,500 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 300 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $14.80 per share and 200 shares at $15.05 per share.
(6)	Includes 500 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 300 shares that may be acquired pursuant to options which are presently or will become exercisable at the exercise price of $7.50 per share and 100 shares at $13.70 per share. Finally, Ms. Eldredge’s shares include 1,252 shares held through the Bank’s ESOP and 30 shares jointly with her husband.
(7)	Includes 1,625 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 1,500 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $7.50 per share and 400 shares at $15.05 per share. Ms. Verdolino’s shares include 150 shares held in her husband’s Investment Retirement Account in which Ms. Verdolino may be deemed to have beneficial ownership but as to which Ms. Verdolino disclaims such beneficial ownership. Mr. Novick’s shares include 10,000 shares owned by his spouse, minor children, and in estates and trusts in which Mr. Novick may be deemed to have beneficial ownership but for which Mr. Novick disclaims such beneficial ownership. Mr. Isaacs’ shares include 2,000 shares owned by his spouse, minor children, and in estates and trusts in which Mr. Isaacs may be deemed to have beneficial ownership but for which Mr. Isaacs disclaims such beneficial ownership.
(8)	Includes 500 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 600 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $7.50 per share. Mr. Murphy’s shares include 5,000 shares jointly owned with his wife.
(9)	Includes 8,024 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 5,754 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $7.50 per share, 800 shares at $13.70 per share and 561 shares at $15.05 per share. Finally, Ms. Montpelier’s shares include 200 shares jointly owned with her former spouse.
(10)	Includes 1,500 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 800 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $15.05 per share.
(11)	Includes 12,073 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 9,658 shares that may be acquired pursuant to options which are presently or will become exercisable within 60 days at the exercise price of $7.50 per share.

PROPOSAL 1-ELECTION OF DIRECTORS

Effective at the Annual Meeting, the Company’s Board of Directors will be composed of 12 members. The Company’s by-laws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for three-year periods and until their respective successors shall have been elected and shall qualify. Five Directors will be elected at the Annual Meeting to serve for three-year periods and until their respective successors are elected and qualified. The Nominating Committee of the Board of Directors has nominated the following persons to serve as Directors for three-year terms: Kenneth C.A. Isaacs, Paul V. Kenney, Eugene R. Liscombe, Michael J. Sheehan and Kelly A. Verdolino. Mr. Sheehan was elected as a Director of the Company in April of 2003 by the Company’s Board of Directors in order to fill the vacancy created by the voluntary resignation of former Director Robert A. Matson. Furthermore, Mr. Sheehan was elected Chairman of the Board of Directors, pursuant to the Company’s by-laws, by the Company’s Board of Directors on July 29, 2003 after the voluntary resignation of former Director William L. Casey in July of 2003.

It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees proposed by management for Director named herein.

1.    Information Regarding Directors

The table below sets forth certain information, as of September 9, 2003, supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person’s age, position(s) held with the Company, the year in which the person began serving as a Director of the Company and the year in which such person’s term as a Director of the Company expires.

Name	Position(s) Held With the Company	Age	Director Since	Current Term Expires
NOMINEES

Kenneth C.A. Isaacs	Director	50	1997	2003
Paul V. Kenney	Director	40	1992	2003
Eugene R. Liscombe	Director	57	1991	2003
Michael J. Sheehan	Chairman of the Board	41	2003	2003
Kelly A. Verdolino	Director	43	1995	2003

OTHER BOARD MEMBERS

Richard Giusti	Director	59	1991	2005
Dr. John Hasenjaeger	Director	60	1995	2004
Thomas R. Howie	Director	60	1988	2005
Pamela J. Montpelier	President, Chief Executive Officer and Director	40	2000	2005
James W. Murphy	Director and Clerk	68	1979	2005
Lawrence E. Novick	Director	63	1992	2004
Eugene G. Stone	Director	68	1988	2005

The business experience for the past five years for each of the Company’s Directors and nominees for Director is as follows:

Nominees

Kenneth C.A. Isaacs has served as a Director of the Bank since 1997 and the Company since 1998. Mr. Isaacs is also a Trustee of the Mutual Holding Company. Mr. Isaacs is a private trustee with extensive real estate experience.

Paul V. Kenney has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Kenney is also a Trustee of the Mutual Holding Company. He is a member of the law firm Kenney & Maciolek of Medway, Massachusetts. Mr. Kenney serves as President of the Medway Business Council and Treasurer of the Western Norfolk Bar Association.

Eugene R. Liscombe has served as a Director of the Bank since 1991 and the Company since 1998 and serves on the Bank’s and the Company’s Audit Committee. Mr. Liscombe is also a Trustee of the Mutual Holding Company. He was Chairman of the Board of Directors of the Bank from 1994 to 1996. Mr. Liscombe is a Certified Public Accountant and partner in the accounting firm of Murphy, Liscombe & Edwards, PC, located in Framingham and Franklin, Massachusetts. He is actively involved in several civic and charitable organizations.

Michael J. Sheehan has served as a Director of the Bank and the Company and a Trustee of the Mutual Holding Company since July of 2003. Mr. Sheehan was also elected the Chairman of the Company in July of 2003. Mr. Sheehan was a co-founder of AimNet Solutions, Inc., a computer network consultant formerly known as Alpine Computer Systems, Inc. Mr. Sheehan was also employed by AimNet Solutions, Inc. since 1989 as the Vice President of Marketing. In March of 2003, Mr. Sheehan left his earlier position at AimNet Solutions, Inc. to become the president of Pinnacle Training Corporation, which provides computer training.

Kelly A. Verdolino has served as a Director of the Bank since 1995 and the Company since 1998 and a member of the Bank’s and the Company’s Audit Committee since 1996. Ms. Verdolino also serves as Clerk of the Bank and a Trustee of the Mutual Holding Company. She is the Manager of Customer Service for Old Colony Food, Inc., a specialty foods broker. Ms. Verdolino was previously employed as a Certified Public Accountant for PriceWaterhouseCoopers and has served on several town committees in Medway, Massachusetts.

Other Directors

Richard Giusti has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Giusti is also a Trustee of the Mutual Holding Company. He is Manager of Administration and Finance of New England Precision Incorporated. Mr. Giusti is involved in various civic activities as well.

Dr. John Hasenjaeger has served as a Director of the Company since 1998. Dr. Hasenjaeger is also a Trustee of the Mutual Holding Company. He was the owner of a real estate firm and is a retired professor at Boston College’s School of Management. Dr. Hasenjaeger has served on the board of state and national consumers council and consumer affairs organizations. For 19 years, Dr. Hasenjaeger was chairman of the capital budget committee in the town of Walpole, Massachusetts.

Thomas R. Howie has served as a Director of the Company since 1998. Mr. Howie is also a Trustee of the Mutual Holding Company. He is President of Howie Oil Company, Inc., a heating oil distributor in Millis, Massachusetts. He is involved in various charitable and civic organizations.

Pamela J. Montpelier has served as a Director and President of the Bank since June 2000. She is President and Chief Executive Officer and a Director of the Company. In October 2000 she was also named Chief Executive Officer and Chairperson of the Bank. Ms. Montpelier is also a Trustee of the Mutual Holding Company. Ms. Montpelier joined the Bank in 1992 and was previously Senior Vice President of Retail Banking. Ms. Montpelier has over 22 years of banking experience, in both commercial and thrift institutions. She serves on the advisory boards of local civic, arts, and health care organizations.

James W. Murphy has served as a Director of the Company since 1998 and served as Clerk of the Bank and the Company since 1992. Mr. Murphy is also a Trustee of the Mutual Holding Company. Mr. Murphy is a retired insurance broker.

Lawrence E. Novick has served as a Director of the Bank since 1992 and the Company since 1998 and on the respective Audit Committees of the Bank and the Company from 1993 to present. Mr. Novick is also a Trustee of the Mutual Holding Company. He is a self-employed tax and financial services advisor in Holliston, Massachusetts. Mr. Novick is involved in many trade organizations and holds positions in civic and charitable organizations.

Eugene G. Stone has served as a Director of the Company since 1998. Until his retirement in 2000, he was the President and Chief Executive Officer of the Bank and the Company and served as Chairman of the Bank since 1997. Mr. Stone is also a Trustee of the Mutual Holding Company.

2.    Meetings and Committees of the Board of Directors

Board of Directors

The business of the Company’s Board of Directors is conducted through meetings of the Board of Directors and its committees. During the fiscal year ended June 30, 2003, the Board of Directors held four (4) regular meetings. During the fiscal year ended June 30, 2003, no Director attended fewer than seventy-five percent (75%) of the total meetings of the Board of Directors of the Company and committees on which such Director served.

Executive Committee

As of June 30, 2003, the Executive Committee of the Board of Directors consisted of Directors Casey, Montpelier, Giusti, Isaacs, Novick, Sheehan, and Verdolino. The Executive Committee is vested with the authority of the Board of Directors of the Company in matters between meetings of the Board of Directors. As such, the Executive Committee is responsible for the long-range direction and strategic planning for the Company. In addition, the Executive Committee oversees all of the other committees of the Board of Directors of the Company. The Executive Committee met four (4) times during the fiscal year ended June 30, 2003. Furthermore, the Executive Committee serves as the Board of Directors of the Bank. In this capacity, the Executive Committee oversees all of the operations of the Bank. This function includes policy approval, authority for loans over $750,000 and overall support to the senior management team.

Audit and Risk Management Committee

The Audit and Risk Management Committee (the “Audit Committee”) consists of Directors Liscombe, Novick and Verdolino, all of whom are non-employee Directors. The Audit Committee is responsible for the financial oversight of the Company and the overall risk management of the Bank. The Audit Committee met eight (8) times during the fiscal year ended June 30, 2003. Each of the members of the Audit Committee is “independent” as defined in the National Association of Securities Dealers’ (“NASD’s”) listing standards. The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants.

The Board of Directors had adopted a written charter for the Audit Committee, which is included as Appendix A to this Proxy Statement.

Report of the Audit Committee

The Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2003, with the Company’s management. The Audit Committee has discussed with Wolf & Company, P.C., the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 and discussed with Wolf & Company P.C. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

Submitted by the Audit Committee for fiscal 2003

LAWRENCE E. NOVICK, EUGENE R. LISCOMBE

and KELLY A. VERDOLINO

Nominating Committee

The Nominating Committee (the “Nominating Committee”) of the Board of Directors consists of Directors Montpelier, Giusti, Howie, Murphy and Stone. The Nominating Committee has the authority to review nominations to the Board of Directors made by a stockholder and to recommend to the full Board of Directors nominees for election to the Board of Directors. The Nominating Committee met once during the fiscal year ended June 30, 2003.

Compensation and Stock Benefits Committee

As of June 30, 2003, the Compensation and Stock Benefits Committee consisted of Directors Casey, Giusti, Isaacs, Novick and Verdolino, all of whom are non-employee directors and “independent” as defined in the NASD’s listing standards. Former Director Matson who was a member of this committee voluntarily resigned from the Board of Directors of the Company in April of 2003. The Compensation Committee determines stock option and stock grants to the Company’s and Bank’s employees and reviews and recommends all incentive and bonus plans. The Compensation Committee also reviews the performance of the President and Chief Executive Officer of the Company. The Compensation Committee met twice during fiscal year ended June 30, 2003.

3.    Ownership Reports by Officers and Directors

The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Officers and Directors of the Company and beneficial owners of 10% or more of the Common Stock (“10% Beneficial Owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement of the failure of an Officer, Director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, no Officer, Director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 2003, except for Director Kelly A. Verdolino who filed a Form 5 to report holdings that should have been reported on a Form 4.

4.    Compensation of Directors

Compensation.    Non-employee Directors of the Company and non-employee Trustees of the Mutual Holding Company are paid an annual retainer of $2,000 for their service on both Boards. Members of committees of the Board’s of the Company, the Mutual Holding Company and the Bank are paid a fee of $100 per committee meeting. The Chairman of the Board of Directors of the Company and of the Board of Trustees of the Mutual Holding Company is paid an annual retainer of $1,000 and the Clerk of the Board of Directors of the Company and of the Board of Trustees of the Mutual Holding Company is paid an additional $100 per year. The Clerk of the Bank is paid an additional $500 per year.

Directors Supplemental Retirement Plan.    In February 2000, the Bank and the Company adopted a non-qualified, unfunded deferred compensation plan for the benefit of their non-employee directors (“Directors Retirement Plan”). The Directors Retirement Plan provides supplemental retirement benefits to the non-employee Directors and is evidenced by individual agreements with each non-employee Director. The Directors Retirement Plan is unfunded, but the Bank has purchased life insurance policies on certain Directors that are actuarially designed to offset the annual expenses associated with the Directors Retirement Plan and to provide a complete recovery of all plan costs upon the Director’s death. The Bank is the sole owner of the insurance policies. The amount of the retirement benefit will be determined pursuant to the accrual of two accounts: (i) a pre-retirement account; and (ii) an index retirement benefit account. The pre-retirement account is a liability reserve account of the Bank, and is increased or decreased each year by an amount determined by the aggregate annual after-tax income from specified life insurance contracts reduced by an “opportunity cost,” which is calculated by taking into account the Bank’s after-tax cost of funds. The index retirement benefit account is equal to the excess of the annual earnings of the insurance policies over the “opportunity cost.” Benefits from the pre-retirement account are paid in 20 equal annual installments following the Director’s retirement at or after age 65 (age 60 in the case of certain Directors and age 72 for one Director). Upon retirement, a Director will receive an additional index retirement benefit until their death or, if later, the death of the Director’s spouse. Should a Director die prior to having received the entire amount of his or her pre-retirement account, the unpaid balance will be paid in a lump sum to his or her beneficiaries. While Directors are entitled to receive their benefit if they terminate service prior to their retirement date, the payment of benefits will not commence until the Director reaches retirement age. In the event a Director’s service is terminated subsequent to a change of control of the Bank or the Company, the Director will be entitled to receive benefits under the Directors Retirement Plan at his or her retirement age, as if the Director had continuously served the Bank and/or the Company until his or her retirement age. All benefits under the Directors Retirement Plan are forfeited if a Director is terminated by the Bank or the Company for cause.

5.    Executive Compensation

Summary Compensation Table.    The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the years ending June 30, 2003, 2002 and 2001 to the individuals at the Company, the Bank and the Mutual Holding Company who received total annual compensation in excess of $100,000 (the “Named Executive Officers”) during any of the periods presented. No other Executive Officer of the Company received total annual compensation in excess of $100,000 during any of the periods presented.

							Long-Term Compensation

	Annual Compensation						Awards			Payout

Name and Principal Position	Fiscal Years Ended June 30,	Salary ($)		Bonus ($)		Other Annual Compensation	Restricted Stock Award(s)(1)		Options/ SARs (#)	LTIP Payouts	All Other Compensation

Pamela J. Montpelier, President and Chief Executive Officer	2003 2002 2001	$ $ $	169,791 163,385 140,478	$ $	16,948 14,411 —	— — —	$ $	30,551 27,400 —	2,807 4,000 —	— — —	$14,281 6,261 5,804	(2) (2) (2)

Dana S. Philbrook, Chief Financial Officer	2003 2002 2001		$113,462 — —		$11,079 — —	— — —		$22,575 — —	4,000 — —	— — —	$1,441 — —	(3)

Paul T. Carey, Senior Vice President, Lending	2003 2002 2001	$ $ $	108,308 102,231 93,612	$ $	10,594 9,017 —	— — —	$ $ $	7,525 13,700 9,750	1,000 1,500 1,500	— — —	$10,633 4,332 —	(4) (4)

Joyce M. Danielson, Senior Vice President, Bank Administration	2003 2002 2001		$98,115 — —		$9,603 — —	— — —		$7,525 — —	1,000 — —	— — —	$3,491 — —	(5)

(1)	As of June 30, 2003, Ms. Montpelier holds an aggregate of 4,820 shares of restricted Common Stock with a value of $106,040; Mr. Philbrook holds an aggregate of 1,200 shares of restricted Common Stock with a value of $26,400; Mr. Carey holds an aggregate of 1,800 shares of restricted Common Stock with a value of $39,600; and Ms. Danielson holds an aggregate of 1,200 shares of restricted Common Stock with a value of $26,400. No dividends will be paid on the restricted Common Stock.
(2)	Includes amounts paid by the Company on behalf of Ms. Montpelier to the Company’s 401(k) Plan and Employee Stock Ownership Plan, as well as premiums paid by the Company on a life insurance policy.
(3)	Includes amounts paid by the Company on behalf of Mr. Philbrook to the Company’s 401(k) Plan, as well as premiums paid by the Company on a life insurance policy.
(4)	Includes amounts paid by the Company on behalf of Mr. Carey to the Company’s 401(k) Plan and Employee Stock Ownership Plan, as well as premiums paid by the Company on a life insurance policy.
(5)	Includes amounts paid by the Company on behalf of Ms. Danielson to the Company’s 401(k) Plan, as well as premiums paid by the Company on a life insurance policy.

Employee Incentive Plan.    In July 2003, the Bank adopted the Employee Incentive Plan for fiscal year 2004. Pursuant to the plan’s terms, the President identifies employees to participate in the Incentive Plan at the beginning of the fiscal year from all employees who must meet certain eligibility requirements. The Bank President then recommends (1) the formula for calculating the total available bonus pool which shall be based on the Bank’s fiscal performance and (2) each employee’s participation level, to the Board for their consideration and approval. The Bank President and Board have retained their rights to modify or discontinue the plan as may be in the best interest of the Bank.

Stock Benefit Plans.    During the fiscal year ended June 30, 2000, the Company adopted, and stockholders approved, the Company’s 1999 Stock Option Plan and the Company’s Recognition Plan. The Recognition Plan provides for the issuance of 40,247 shares of the Common Stock. As of June 30, 2003, all of the 40,247 shares had been granted under the Recognition Plan and no shares remain available for issuance under the Recognition Plan.

6.    Stock Options Granted in Fiscal 2003

The following table sets forth information concerning individual grants of stock options made during fiscal 2003 to each Named Executive Officer listed below.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in FY 2003	Exercise or Base Price	Expiration Date

Pamela J. Montpelier	2,807	13.5%	$15.05	12/17/2012

Dana S. Philbrook	4,000	19.2%	$15.05	12/17/2012

Paul T. Carey	1,000	4.8%	$15.05	12/17/2012

Joyce M. Danielson	1,000	4.8%	$15.05	12/17/2012

(1)	All stock options granted contain a reload feature.

7.    Option Exercise and Year-End Value Table

The following table sets forth information concerning the number of options exercised during 2003 by each Named Executive Officer listed below, the number of exercisable options and unexercisable options they held at June 30, 2003, and the value of unexercised in-the-money options they held as of such date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired Upon Exercise	Value Realized	Number of Unexercised Options at Year-End	Value of Unexercised In-The- Money Options at Year-End(1)

			Exercisable/Unexercisable(#)	Exercisable/Unexercisable($)

Pamela J. Montpelier	0	$0	7,115/9,282	$93,972/$97,823

Dana S. Philbrook	0	$0	800/3,200	$5,560/$22,240

Paul T. Carey	0	$0	1,100/2,900	$12,580/$28,570

Joyce M. Danielson	0	$0	500/2,000	$3,550/$14,200

(1)	Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2003, at which date the last trade price of the Common Stock as quoted on the Over-the-Counter Bulletin Board was $22.00.

8.    Transactions with Certain Related Persons

Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, and those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

9.    Contracts with Executive Officers

Employment Agreement

The Company has entered into an employment agreement with Pamela J. Montpelier its President and Chief Executive Officer (the “Employment Agreement”). The initial term of the agreement is three years beginning on September 19, 2001, with automatic one-year renewals commencing on the second anniversary and on each anniversary thereafter unless written notice of termination is given 30 days prior to such date by either party. In addition to her base salary, Ms. Montpelier is eligible to participate in any incentive and benefit plans or programs which the Company has in effect from time to time. Ms. Montpelier is also entitled to an automobile allowance.

The Employment Agreement provides that Ms. Montpelier’s employment may be terminated by the Company for “cause” for (1) making dishonest material statements concerning the Company; (2) the commission or indictment for a felony or a misdemeanor involving moral turpitude; (3) the failure to perform her duties to the reasonable satisfaction of the Board of Directors if such failure is not corrected; (4) gross negligence, willful misconduct or insubordination with respect to the Company; or (5) material breach of the obligations under the Employment Agreement. Ms. Montpelier may terminate her employment for “good reason” following (1) a substantial adverse change in her position or responsibilities; (2) a breach by the Company of any material obligations under the Employment Agreement; (3) an involuntary relocation of the office at which she is principally employed to a location more than 50 miles from such office; or (4) a reduction in her salary which reduction is not applicable to all executives. Ms. Montpelier may also terminate her employment by giving 60 days notice to the Board of Directors and the Board of Directors may terminate Ms. Montpelier’s employment at any time by a vote to that effect.

If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason” then she is entitled to the continuation of her base salary and group health plan benefits for two years. If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason” during the 11 month period following a “change in control” (as defined in the Employment Agreement), or if Ms. Montpelier terminates her employment for any reason during the twelfth month following a “change in control,” then she is entitled to receive a lump sum payment equal to 2.99 times the average of her previous five year’s compensation, in lieu of the salary continuation described above.

The Employment Agreement prohibits Ms. Montpelier during the term of the agreement and for the longer of one year or any salary continuation period thereafter from (1) engaging or assisting in any way a “competing business” (as defined in the Employment Agreement); (2) recruiting or soliciting any employees of the Company or the Bank; or (3) soliciting any customer or supplier of the Company or the Bank.

Supplemental Retirement Agreement

The Company maintains a supplemental retirement agreement with Pamela J. Montpelier, its President and Chief Executive Officer (the “Supplemental Retirement Agreement”). Under this agreement, if Ms. Montpelier remains employed by the Company until age 60, she will be entitled to a retirement benefit paid in monthly installments for a term of 15 years. Generally, in order to receive the full retirement benefit, Ms. Montpelier must remain employed by the Company for a vesting period of 15 years (beginning in October 2000). The annual amount of the fully vested retirement benefit is equal to 70% of her highest annual base salary, minus the sum of half of her annual social security retirement benefit (starting at age 62) and the total of the matching and profit sharing contributions made to the Bank’s 401(k) Plan on her behalf (calculated as a single life annuity).

In the event of Ms. Montpelier’s death prior to her retirement, or if Ms. Montpelier’s employment is terminated without “cause” (as defined in the Supplemental Retirement Agreement) prior to a “change in control” (as defined in the Supplemental Retirement Agreement), or if Ms. Montpelier terminates her employment without “good reason” (as defined in the Supplemental Retirement Agreement), then Ms. Montpelier (or in the event of her death her beneficiaries) will be entitled to the amount of her retirement benefit that has vested through the date her employment terminates. In the event that Ms. Montpelier becomes disabled so that she is no longer able to perform her duties, or if Ms. Montpelier’s employment is terminated after a change in control, or if Ms. Montpelier terminates her employment for good reason, she shall be entitled to her full retirement benefit, regardless of her length of employment. If Ms. Montpelier’s employment is terminated by the Company for “cause” she will forfeit her entire retirement benefit.

Ms. Montpelier will begin to receive her retirement benefit upon her termination of employment by the Company without cause or upon her termination of her employment with good reason. Ms. Montpelier will begin to receive her retirement benefit at age 60 if she terminates her employment without good reason, or if she becomes permanently disabled. Ms. Montpelier’s beneficiaries will begin to receive her retirement benefit (or her remaining retirement benefit, as the case may be) upon her death. In addition, if Ms. Montpelier violates the terms of the Supplemental Retirement Agreement’s non-disclosure provision, the Company may stop making payments under the agreement to her.

PROPOSAL 2-AMENDMENT OF CHARTER TO REVISE INDEMNIFICATION PROVISIONS

The Board of Directors has approved and submitted for approval an amendment (collectively, the “Charter Amendment”) to the Company’s Charter. The Charter Amendment would revise provisions, namely Section 6.6 of the Charter, regarding the indemnification of Directors, Officers, non-officer employees and agents of the Company and is designed to reflect current federal and Massachusetts law and accepted corporate practice. In certain instances, more precise definitions and language have been added as appropriate. The following summary of the Charter Amendment contained in this Proxy Statement is qualified in its entirety by the full text of proposed Section 6.6 as it appears in the Articles of Amendment to the Company’s Charter, which is included as Appendix B to this Proxy Statement.

The Board of Directors believes that the approval of the Charter Amendment is in the best interests of the Company and recommends that stockholders vote “FOR” approval of the Charter Amendment described below.

1.    Purpose of the Charter Amendment

The purpose of the Charter Amendment include: (i) providing greater clarity to the indemnification rights of Directors, Officers, non-officer employees and agents; (ii) acknowledging the limitations of federal banking law applicable to indemnifications by the Company; and (iii) limiting the indemnification rights and expense advancement obligations in certain circumstances. The Board of Directors believes that the Charter Amendment will assist the Company in attracting and retaining highly qualified individuals to serve as the Company’s Directors and Officers.

2.    Existing Provisions

Section 6.6 of the Company’s Charter outlines the circumstances under which the Company shall indemnify (including but not limited to, by advancement of expenses) present and former Directors and Officers, and in certain instances employees and agents, to the fullest extent authorized by the Massachusetts Business Corporation Law. A summary of the terms of each of the sub-sections of Section 6.6 that would be materially affected by the Charter Amendment follows.

Section 6.6(A).    Section 6.6(A) of the Charter provides that the Company shall indemnify each person who is made a party to a legal proceeding because he/she is a present or was a former Director or Officer of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another business entity or employee benefit plan (collectively, all such persons are the “Indemnitees”). However, except for a legal proceeding by any Indemnitee against the Company to enforce his/her rights of indemnification, all other legal proceedings must be authorized by the Board of Directors of the Company for indemnification rights to be available to an Indemnitee.

Section 6.6(B).    Section 6.6(B) states that the right to indemnification includes a mandatory advancement of expenses for Directors and Officers who are at a level of Vice President or above, and discretionary (by the Board of Directors) advancement of expenses for other Officers and employees. Furthermore, Section 6.6(B) recites explicitly that the rights to indemnification and the advancement of expenses are contractual in nature and shall continue in effect even after an Indemnitee ceases to be a Director, Officer, employee or agent of the Company.

Section 6.6(C).    Section 6.6(C) allows an Indemnitee to bring suit against the Company in the event that the Company fails to pay a written claim in full within 60 days of receipt (this period is shortened to 20 days in the case of a claim for advancement of expenses).

3.    Material Effects of the Charter Amendment

The material effects of the Charter Amendment on the subsections of Section 6.6 summarized above are as follows. Please note that the subsection references below are to proposed Section 6.6 to the Charter, which is included in the Articles of Amendment to the Company’s Charter attached as Appendix B to this Proxy Statement.

Section 6.6(A).    Proposed Section 6.6(A) contains definitions applicable to Section 6.6 that provide greater clarity to indemnification rights of Directors, Officers, non-officer employees and agents of the Company.

Section 6.6(B).    The contents of the previous Section 6.6(A) (except for the indemnification rights of non-officer employees and agents, which are in proposed Section 6.6(C)) appear in proposed Section 6.6(B) with the important exception that the reference to “applicable law” has been generalized given that federal banking law, particularly the regulations and issuances of the Federal Reserve Board and the Federal Deposit Insurance Corporation, are more restrictive with respect to indemnification provisions than those allowed under the Massachusetts Business Corporation Law. In addition, proposed Section 6.6(B) clarifies that not only do indemnification rights of Directors and Officers continue even when they cease their service or employment with the Company, but also that such rights inure to the benefit of their descendants and successors. Furthermore, proposed Section 6.6(B) clarifies that the only exceptions to a legal proceeding that must be authorized by the Board of Directors are ones initiated by (i) a Director or Officer to enforce indemnification rights under Section 6.6, and (ii) a Director to enforce his or her right to advancement of expenses under Section 6.6(D).

Section 6.6(C).    Proposed Section 6.6(C) addresses the indemnification of non-officer employees and agents of the Company. In addition, proposed Section 6.6(C) limits such rights consistent with accepted corporate practice by, among others, giving the Board of Directors the discretionary authority to determine the extent of indemnification to be provided to non-officer employees and agents. Finally, proposed Section 6.6(C) clarifies that not only do indemnification rights of non-officer employees and agents continue even when they cease their service or employment with the Company, but also that such rights inure to the benefit of their descendants and successors.

Section 6.6(D).    The contents of the previous Section 6.6(B) relating to advancement of expenses are now contained in this subsection for Directors and in proposed Section 6.6(E) for Officers, non-officer employees and agents. The most significant change to the provisions regarding the advancement of expenses is that consistent with accepted corporate practice, proposed Section 6.6(D) allows mandatory advancement of expenses only for Directors while proposed Section 6.6(E) now requires permissive advancement of expenses to all Officers, non-officer employees and agents. In addition, proposed Section 6.6(D) outlines the procedure by which a Director may make a written demand for payment of expenses and allows the Director to bring suit against the Company if such payment is not received by him or her within 10 days of receipt of the written request by the Company.

Section 6.6(E).    Please see above discussion regarding proposed Section 6.6(D). Under proposed Section 6.6, unlike Directors, Officers, non-officer employees and agents will no longer have the right to bring legal action against the Company for non-payment of expenses since the advancement of expenses to such individuals is permissive in nature under proposed Section 6.6(E).

Section 6.6(J).    Proposed Section 6.6(J) allows the Company to reduce any payments related to indemnification by any amounts that a Director, Officer, non-officer employee or agent may collect from any other source.

PROPOSAL 3-APPROVAL OF AMENDED AND RESTATED 1999 STOCK OPTION PLAN

1.    Proposal

The Company’s Board of Directors has adopted an amendment and restatement of the Company’s 1999 Stock Option Plan. The amendment and restatement (the “Amended Plan”) is subject to the approval of the Company’s stockholders. If approved, the Amended Plan would amend, restate and supercede the Company’s 1999 Stock Option Plan that was approved by the Company’s stockholders in 1999.

The Company’s 1999 Stock Option Plan is administered by a committee of the Board of Directors and provides for awards of Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and Reload Options. The Amended Plan is administered by the Company’s Board of Directors. In addition to providing for awards of Incentive Stock Options, Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options (all of which were permitted under the 1999 Stock Option Plan), the Amended Plan permits the Company’s Board of Directors, in its discretion, to grant awards of Deferred Stock, Restricted Stock, Unrestricted Stock and Performance Share Awards and also provides for the award of Stock Appreciation Rights, rather than Limited Rights (which were provided for under the 1999 Stock Option Plan).

The Company’s 1999 Stock Option Plan originally provided for the issuance of up to 80,494 shares of Common Stock. Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock that can be issued under the Amended Plan is 140,000 shares of Common Stock. Based solely upon the closing price of the Common Stock as reported on the over-the-counter NASDAQ “Electronic Bulletin Board” on September 4, 2003, the maximum aggregate market value of the securities to be issued under the Amended Plan would be $3,080,000. The shares issued by the Company under the Amended Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that awards under the Amended Plan do not vest or otherwise revert to the Company, the shares of Common Stock represented by such awards may be the subject of subsequent awards.

To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), Stock Options or Stock Appreciation Rights with respect to no more than 40,250 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted under the Amended Plan to any one individual during any one-calendar-year period.

2.    Recommendation

The Company’s Board of Directors believes that stock based awards can play an important role in the success of the Company by encouraging and enabling the Officers and employees, Independent Directors and other key employees of the Company, its subsidiaries, including the Bank, and its parent, the Mutual Holding Company, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Company’s Board of Directors anticipates that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of the interests of participants in the Amended Plan with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The Company’s Board of Directors believes that the Amended Plan will help the Company to achieve its goals by keeping the Company’s incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Company’s Board of Directors believes that the Amended Plan is in the best interests of the Company and its shareholders and recommends that the shareholders approve the amendment and restatement of the Company’s 1999 Stock Option Plan.

The Board of Directors recommends that Stockholders vote “FOR” the amendment and restatement of the Company’s 1999 Stock Option Plan.

3.    Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan, is included as Appendix C to this Proxy Statement.

Amended Plan Administration.    The Amended Plan provides for administration by the Company’s Board of Directors (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Administrator may permit Common Stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

Eligibility and Limitations on Grants.    All full-time and part-time Officers, employees, Independent Directors and other key persons of the Company, its subsidiaries, including the Bank, and its parent, the Mutual Holding Company, are eligible to participate in the Amended Plan, subject to the discretion of the Administrator.

The maximum award of Stock Options or Stock Appreciation Rights granted under the Amended Plan to any one individual will not exceed 40,250 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period.

Stock Options.    Options granted under the Amended Plan may be either Incentive Stock Options (“Incentive Options”) (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options (“Non-Qualified Options”). Incentive Options may be granted only to employees of the Company or any of its subsidiaries, including the Bank, or its parent, the Mutual Holding Company. Options granted under the

Amended Plan will be Non-Qualified Options if they (i) fail to qualify as Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to Independent Directors and other key persons.

Other Option Terms.    The Administrator has authority to determine the terms of options granted under the Amended Plan. Generally, Incentive Options and Non-Qualified Options are granted with an exercise price that is not less than the fair market value of the shares of Common Stock on the date of the option grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Amended Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Options granted under the Amended Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of Common Stock that are not then subject to restrictions under any Company stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased. Subject to applicable law and if permitted by the Administrator, options may also be exercised by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large shareholders.

Stock Appreciation Rights.    The Administrator may award a Stock Appreciation Right either as a freestanding award or in tandem with a Stock Option. Upon exercise of the Stock Appreciation Right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related Stock Option (or, in the case of a freestanding Stock Appreciation Right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Administrator.

Restricted Stock Awards.    The Administrator may grant shares, at a purchase price determined by the Administrator, of Common Stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company, the Bank or the Mutual Holding Company through a specified vesting period. The vesting period shall be determined by the Administrator; provided, however, that in the case of any performance-based goals, the vesting period will not be less than one year, and in the case of any continued employment requirements, the vesting period will not be less than three years. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his award of restricted stock.

Unrestricted Stock Awards.    The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of Common Stock that are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

Deferred Stock Awards.    The Administrator also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company, the Bank or the Mutual Holding Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his compensation or restricted stock award otherwise due in the form of a deferred stock award.

Performance Share Awards.    The Administrator may grant performance share awards to any participant that entitles the participant to receive shares of Common Stock upon the achievement of specified performance goals and such other conditions as the Administrator shall determine.

Dividend Equivalent Rights.    The Administrator may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the Amended Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company’s dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Tax Withholding.    Participants under the Amended Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Change of Control Provisions.    The Amended Plan provides that in the event of a “change of control” as defined in the Amended Plan, generally all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and that the restrictions and conditions on all awards of Restricted Stock, Deferred Stock Awards and Performance Share Awards will automatically be deemed waived.

Adjustments for Stock Dividends, Mergers, etc.    The Amended Plan authorizes the Administrator to make appropriate adjustments to the number of shares of Common Stock that are subject to the Amended Plan and to any outstanding awards to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, upon the effective time of any such transaction, the Amended Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding awards.

Amendments and Termination.    The Board of Directors may at any time amend or discontinue the Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder’s consent. To the extent required by the Code to ensure that options granted under the Amended Plan qualify as Incentive Options or that compensation earned under awards granted under the Amended Plan qualify as performance-based compensation under the Code, Amended Plan amendments shall be subject to approval by the Company’s shareholders.

4.    New Plan Benefits

No grants have been made with respect to the additional shares of Common Stock to be reserved for issuance under the Amended Plan. The number of shares of Common Stock that may be granted to Executive Officers and all employees, including non-executive officers and Directors who are employees, is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

5.    Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

Non-Qualified Options.    No taxable income is realized by the optionee at the time a Non-Qualified Option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments.    The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions.    As a result of Section 162(m) of the Code, the Company deduction for certain awards under the Amended Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

6.    Equity Compensation Plan Information

The following table provides information as of the end of the fiscal year ended June 30, 2003 regarding shares of Common Stock of the Company that may be issued under the Company’s existing equity compensation plans, including the Company’s 1999 Stock Option Plan, which will be amended, restated and superseded by the Amended Plan, if approved, and the Company’s Recognition Plan. The table does not include information about the proposed Amended Plan which is submitted for shareholder approval at the Annual Meeting and no grants have been made under the Amended Plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders(2)	70,294	$10.47	200

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	70,294	$10.47	200

(1)	Does not include any restricted stock as such shares are already reflected in the Company’s outstanding shares.
(2)	Consists of the 1999 Stock Option Plan and the Recognition Plan.

PROPOSAL 4-RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has approved the engagement of Wolf & Company, P.C. to be the Company’s independent auditors for the 2004 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P.C., for the Company’s fiscal year ending June 30, 2004. A representative of Wolf & Company, P.C. is expected to attend the Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Additional Audit Information

Audit Fees.    The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003 (which include review of the Company’s Forms 10-QSB for the fiscal year 2003) totaled $75,400.

Financial Information Systems Design and Implementation Fees.    Wolf & Company, P.C. performed no such services in 2003.

All Other Fees.    The aggregate fees billed for services rendered by the principal accountant other than the services provided for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003 was $19,975 (of which $16,000 was for preparation of the Company’s federal and state income tax returns; $1,600 for advice regarding procedures related to the Company’s SBERA pension plans; $2,375 for consultation related to the Sarbanes-Oxley Act of 2002.

After consideration of this information, the Audit Committee of the Company’s Board of Directors determined that the provision of the services by the accountants and the Company’s payment of the fees described above is compatible with maintaining the accountant’s independence.

The Board of Directors recommends that stockholders vote “FOR” the ratification of Wolf & Company, P.C. as the independent auditors for the 2004 fiscal year.

STOCKHOLDER PROPOSALS

Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company’s 2004 Annual Meeting of Stockholders, must be filed with the Clerk of the Company no later than May 21, 2004, if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy. Any such proposal should be directed to: CLERK, SERVICE BANCORP, INC., 81 MAIN STREET, MEDWAY, MA 02053.

The by-laws of the Company provide that any stockholder proposals (including Director nominations) intended to be presented at the Company’s 2004 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 as described above be received in writing by the Company at the principal executive offices of the Company (81 Main Street, Medway, MA 02053) not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

At the time of the preparation of this proxy material, the Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 19, 2003

APPENDIX A

SERVICE BANCORP INC.

Audit and Risk Management

Committee Charter

I.    GENERAL STATEMENT OF PURPOSE

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Service Bancorp Inc. (the “Company”) are to:

•	assist the Board of Directors (the “Board”) in its oversight of (1) the integrity of the Company’s financial statements, and (2) the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.    COMPOSITION

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) satisfy the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the “S-O Act”), and (3) not own or control 20% or more of the Company’s voting securities, or such lesser amount as may be established by the SEC in rules promulgated pursuant to Section 301 of the S-O Act.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 301 of the S-O Act, (3) does not own or control 20% or more of the Company’s voting securities, and (4) is not a current officer or employee or a Family Member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall meet the requirements for being a “financial expert” under the rules promulgated by the SEC and have sufficient financial expertise in the accounting and auditing areas.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    COMPENSATION

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.    MEETINGS

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.    RESPONSIBILITIES AND AUTHORITY

A.    Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company’s independent auditor.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

•	The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

C.    AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer.

•	The Audit Committee shall review and discuss with management and with the independent auditor:

(i)	the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company’s Annual Report on Form 10-KSB;

(ii)	any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(iii)	the adequacy of the Company’s internal controls and procedures for financial reporting;

(iv)	major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•

The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61

(“SAS 61”) and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

(i)	any restrictions on the scope of the independent auditors’ activities or access to requested information;

(ii)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

(iv)	any management or internal control letter issued, or proposed to be issued, by the auditors; and

(v)	any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-B of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D.    UNAUDITED QUARTERLY FINANCIAL STATEMENTS

•	The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

E.    PROCEDURES FOR ADDRESSING COMPLAINTS AND CONCERNS

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

F.    REGULAR REPORTS TO THE BOARD

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.    ADDITIONAL AUTHORITY

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.    ENGAGEMENT OF ADVISORS

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.    LEGAL AND REGULATORY COMPLIANCE

•	The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.    GENERAL

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Ethics.

Examiner

Name

Approved

C

P

M

R.A.

P.C.

NO. 04-3430806

APPENDIX B

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

We, Pamela J. Montpelier, *President,

and James W. Murphy, *Clerk,

of SERVICE BANCORP, INC.,

(Exact name of corporation)

located at

81 Main Street, Medway, MA 02053,

(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

6

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on October 28, 2003, by vote of:

shares of	Common Stock	of shares outstanding,
(type, class & series, if any)

shares of		of shares outstanding,
(type, class & series, if any)

shares of		of shares outstanding,
(type, class & series, if any)

[1]**	being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*	Delete the inapplicable words.
**	Delete the inapplicable clause.
[1]	For amendments adopted pursuant to Chapter 156B, Section 70.
[2]	For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 ½ x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following: Not applicable

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Common:		Common:

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Common:		Common:

Preferred:		Preferred:

See Attachment A

Attachment A

TEXT OF AMENDMENTS TO ARTICLES OF ORGANIZATION

The text of Section 6.6 to the Articles of Organization of the corporation is hereby deleted in its entirety and the following is inserted in lieu thereof:

6.6.    Indemnification.

A.    Definitions.    For purposes of this Section 6.6:

(1)  “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, or (iii) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. For purposes of this clause (1), an Officer or Director of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the board of directors or the stockholders of the Corporation;

(2)  “Director” means any person who serves or has served the Corporation as a director on the board of directors of the Corporation;

(3)  “Disinterested Director” means, with respect to each Proceeding (defined below) in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(4)  “Expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(5)  “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(6)  “Officer” means any person who serves or has served the Corporation as an officer appointed by the board of directors of the Corporation;

(7)  “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(8)  “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (a) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (b) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

B.    Indemnification of Directors and Officers.    Subject to the operation of Section 6.6(F), each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, unless such Director or Officer shall be finally adjudicated in such action, suit, proceeding or investigation, not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Corporation. The rights of indemnification provided by this Section 6.6(B) shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the board of directors of the Corporation, unless such Proceeding was brought to enforce an Officer or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these by-laws in accordance with the provisions set forth herein.

C.    Indemnification of Non-Officer Employees.    Subject to the operation of Section 6.6(F), each Non-Officer Employee may, in the discretion of the board of directors of the Corporation, be indemnified by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended, against any or all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, unless such Non-Officer Employee shall be finally adjudicated in such action, suit, proceeding or investigation, not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Corporation. The rights of indemnification provided by this Section 6.6(C) shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the board of directors of the Corporation.

D.    Advancement of Expenses to Directors Prior to Final Disposition.

(1)  Subject to applicable law, the Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within ten (10) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Such undertaking may be accepted without reference to the financial ability of the Director to make such repayment. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding was (i) authorized by the board of directors of the Corporation, or (ii) brought to enforce Director’s rights to indemnification or advancement of Expenses under these by-laws.

(2)  If a claim for advancement of Expenses hereunder by a Director meeting the requirements of Section 6.6(D)(1) is not paid in full by the Corporation within 10 days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Section 6.6 shall not be a defense to the action and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(3)  In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final disposition of the Proceeding that the Director has not met any applicable standard for indemnification set forth under applicable law.

E.    Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(1)  The Corporation may, at the discretion of the board of directors of the Corporation and on such terms and conditions as the board of directors shall determine in its discretion (which shall be consistent with applicable law), advance any or all Expenses incurred by or on behalf of any Officer and Non-Officer Employee in connection with any Proceeding in which such is involved by reason of the Corporate Status of such Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer and Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses. Such undertaking may be accepted without reference to the financial ability of the Officer or Non-Officer Employee to make such repayment.

(2)  In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth under applicable law.

F.    Procedure for Indemnification.    In order to obtain indemnification or advancement of Expenses under this Section 6.6, a Director, Officer or Non-Officer Employee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to such Director, Officer or Non-Officer Employee and is reasonably necessary to determine whether and to what extent he or she is entitled to indemnification or advancement of Expenses, if applicable. Any indemnification under this Section 6.6 shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Director, Officer or Non-Officer Employee, unless a final disposition of a Proceeding finds that such Director, Officer or Non-Officer Employee did not meet the applicable standard of conduct set forth in Section 6.6(B) or Section 6.6(C), as applicable. Notwithstanding the foregoing, in the event that there is no final disposition of a Proceeding that such Director, Officer or Non-Officer Employee did or did not meet the applicable standard of conduct set forth in Section 6.6(B) or Section 6.6(C), as applicable, then indemnification shall be provided pursuant to this Section 6.6 unless the Corporation reasonably determines within such 60-day period that the Director, Officer or Non-Officer Employee did not meet the applicable standard of conduct set forth in Section 6.6(B) or Section 6.6(C), as applicable. Such determination by the Corporation shall be made in each instance by (1) a majority vote of the Disinterested Directors, even though less than a quorum of the board of directors, (2) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (3) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders of the Corporation.

G.    Contractual Nature of Rights.

(1)  The foregoing provisions of this Section 6.6 shall be deemed to be a contract between the Corporation and each Director, Officer and Non-Officer Employee entitled to the benefits hereof at any time while this Section 6.6 is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

(2)  If a claim for indemnification hereunder by a Director, Officer or Non-Officer Employee is not paid in full by the Corporation within 60 days after receipt by the Corporation of a written claim for indemnification (to the extent such Director, Officer or Non-Officer Employee is entitled thereto), such Director, Officer or Non-Officer Employee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director, Officer or Non-Officer Employee shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Section 6.6 shall not be a defense to the action and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director, Officer or Non-Officer Employee is not entitled to indemnification shall be on the Corporation.

(3)  In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth under applicable law.

H.    Non-Exclusivity of Rights.    The rights to indemnification and advancement of Expenses set forth in this Section 6.6 shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Corporation’s Articles or these by-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

I.    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law or the provisions of this Section 6.6.

J.    Other Indemnification.    The Corporation’s obligation, if any, to indemnify any person under this Section 6.6 as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise.

K.    Merger or Consolidation.    If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving Corporation shall assume the obligations of the Corporation under this Section 6.6 with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring at or prior to the date of such merger or consolidation.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                                                                                                       .

SIGNED UNDER THE PENALTIES OF PERJURY, this          day of                 , 2003,

                                                                                                                                                           , *President,

                                                                                                                                                           , *Clerk.

*Delete the inapplicable words.

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $             having been paid, said articles are deemed to have been filed with me this         day of                      20    .

Effective date:

/s/  William Francis Galvin

Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

Mehrin Masud-Elias, Esq.

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Tel: (617) 570-1919

APPENDIX C

SERVICE BANCORP INC.

Amended And Restated

1999 Stock Option Plan

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Service Bancorp, Inc. Amended and Restated 1999 Stock Option Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Service Bancorp, Inc. (the “Company”) and its Parent and Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Bank” means Strata Bank.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 17.

“Cause” means a vote by the Board resolving that the employee and/or Independent Director shall be dismissed as a result of (i) any material breach by such person of any agreement between such person and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by such person to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of Disability) by such person of such person’s duties to the Company, its Parent or any Subsidiary.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Continuous Service” means employment as an employee and/or service as an Independent Director, in either case with the Company, its Parent and/or any Subsidiary, without any interruption or termination of such employment and/or service. Continuous Service shall also mean continuation as a member of the Board following a cessation of employment as an employee.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Disability” with respect to an employee or Independent Director means that such person is eligible for disability benefits under the long-term disability plan of the Company, its Parent and/or any Subsidiary or that such person would be eligible for disability benefits under such long-term disability plan if he or she was a participant in such plan.

“Dividend Equivalent Right” means Awards granted pursuant to Section 12.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or its Parent or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means for and employee, retirement at the normal or early retirement date set forth in the Bank’s 401(k) Plan, or any successor plan. Normal Retirement for an Independent Director means a cessation of service on the Board for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Parent” means any corporation or other entity that has a controlling interest in the Company, either directly or indirectly, including, but not limited to, Service Bancorp, MHC.

“Performance Share Award” means Awards granted pursuant to Section 10.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly, including, but not limited to, the Bank.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)    Administrator.    The Plan shall be administered by the Board (the “Administrator”).

(b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)    to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Indemnification.    Neither the Board nor any member or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 140,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 40,250 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Independent Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)    Mergers and Other Transactions.    In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or its Parent or any Subsidiary or the acquisition by the Company or its Parent or any Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Parent or any Subsidiary as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or its Parent that is a “parent corporation” within the meaning of Section 424(e)of the Code, or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after July 30, 2013.

(a)    Stock Options Granted to Employees, Independent Directors and Key Persons.    The Administrator in its discretion may grant Stock Options to eligible employees, Independent Directors and key persons of the Company or its Parent or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)    In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)    Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)    Annual Limit on Incentive Stock Options.    To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or any parent or subsidiary corporation become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)    Reload Options.    At the discretion of the Administrator, Options granted under the Plan may include a “reload” feature pursuant to which an optionee exercising an option by the delivery of a number of shares of

Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

(c)    Non-transferability of Options.    No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)    Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

(iii)    All Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)    Nature of Restricted Stock Awards.    A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)    Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee’s employment (or other service relationship) with the Company, its Parent and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee’s legal representative.

(d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 7(c) above.

(e)    Waiver, Deferral and Reinvestment of Dividends.    The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.	DEFERRED STOCK AWARDS

(a)    Nature of Deferred Stock Awards.    A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)    Rights as a Stockholder.    During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d)    Restrictions.    A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company, its Parent and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	PERFORMANCE SHARE AWARDS

(a)    Nature of Performance Share Awards.    A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

(b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company, its Parent and its Subsidiaries for any reason.

(d)    Acceleration, Waiver, Etc.    At any time prior to the grantee’s termination of employment (or other service relationship) by the Company, its Parent and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as “Performance-

based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a)    Performance Criteria.    The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or its Parent or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

(b)    Grant of Performance-based Awards.    With respect to each Performance-based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c)    Payment of Performance-based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)    Maximum Award Payable.    The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 40,250 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12.	DIVIDEND EQUIVALENT RIGHTS

(a)    Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.

Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company, its Parent and any Subsidiary for any reason.

SECTION 13.	TAX WITHHOLDING

(a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Parent and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer of employment between the Company and its Parent or any Subsidiary; or

(b)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company or its Parent or any Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Administrator to be required by the relevant securities exchange or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 16.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.	CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 17:

(a)    Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b)    Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

(c)    “Change of Control” shall mean the occurrence of one or more of the following events:

(i)    following any conversion of Service Bancorp, MHC from mutual to stock form, any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than Service Bancorp, MHC, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of Service Bancorp, MHC), directly or indirectly, of securities of Service Bancorp, MHC, representing fifty percent (50%) or more of the combined voting power of any of Service Bancorp, MHC’s then outstanding securities; or

(ii)    any “person” (as hereinabove defined) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than Service Bancorp, MHC, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or the Bank, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(iii)    persons who, as of the effective date of the Plan (the “Effective Date”), constituted the Company’s, the Bank’s or Service Bancorp, MHC’s Board of Directors (the “Incumbent Directors”) cease for any reason including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board of Directors of such entity, provided that any person becoming a director of the Company, the Bank, or Service Bancorp, MHC, as applicable, subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (i) a vote of at least a majority of the Incumbent Directors of such entity or (ii) a vote of at least a majority of the Incumbent Directors of such entity who are members of a nominating committee comprised, in the majority, of Incumbent Directors of such entity; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors of such entity or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” other than the Incumbent Directors of such entity, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director of such entity; or

(iv)    the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) other than Service Bancorp, MHC acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(v)    following any conversion of Service Bancorp, MHC from mutual to stock form, the stockholders of Service Bancorp, MHC approve a merger or consolidation of Service Bancorp, MHC with any other corporation or other entity, other than (i) a merger or consolidation which would result in the voting securities of Service Bancorp, MHC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Service Bancorp, MHC or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of Service Bancorp, MHC (or similar transaction) in which no “person” (as hereinabove defined) acquires more than fifty percent (50%) of the combined voting power of Service Bancorp, MHC’s then outstanding securities; or

(vi)    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(vii)    the Board of Trustees or the Board of Corporators of Service Bancorp, MHC approves a merger or consolidation of Service Bancorp, MHC with any other corporation or other entity which would result in a Change in Control under clause (iii) above if the transaction were consummated

SECTION 18.	GENERAL PROVISIONS

(a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.

(c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or its Parent or any Subsidiary.

(d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

(e)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 19.	EFFECTIVE DATE OF PLAN

This Plan, as amended and restated, shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 20.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:    July 30, 2003

DATE APPROVED BY STOCKHOLDERS:

REVOCABLE PROXY

SERVICE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS — OCTOBER 28, 2003

The undersigned hereby appoints Pamela J. Montpelier and Dana S. Philbrook with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Hawthorne Suites, 385 Upper Union Square, Franklin, Massachusetts, on Tuesday, October 28, 2003, at 3:00 p.m. Eastern standard time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as Directors of all nominees listed below:

☐ FOR (except as marked to the contrary below)            ☐ VOTE WITHHELD

Kenneth C.A. Isaacs, Paul V. Kenney, Eugene R. Liscombe, Michael J. Sheehan, Kelly A. Verdolino

(INSTRUCTIONS: To withhold your vote for one or more nominees, write the nominee’s name on the line below.)

2.	The approval of the amendment to the Articles of Organization of the Company to revise provisions regarding the indemnification of Directors, Officers, non-officer employees and agents of the Company and to reflect current federal and Massachusetts law and accepted corporate practice.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

3.	The approval of the amendment and restatement the Company’s 1999 Stock Option Plan.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

4.	The ratification of Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2004.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Clerk of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Clerk of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 24, 2003, and audited financial statements.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS AT THE PRESENT TIME. THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

☐ Check Box if You Plan to Attend the Annual Meeting

Dated:

(Print name of Stockholder)

Signature of Stockholder

(Print name of Stockholder)

Signature of Stockholder

Note:	Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.